UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 3, 2007

                                   ZUMIEZ INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

       000-51300                                          91-1040022
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(Commission File Number)                       (IRS Employer Identification No.)


6300 Merrill Creek Parkway, Suite B, Everett, Washington             98203
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (425) 551-1500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

     On January 3, 2007, Zumiez Inc. issued a press release (the "Press Release"), a copy of which is attached hereto as Exhibit 99.1 and the contents of which are incorporated herein by this reference.

     In accordance with General Instruction B.2. of Form 8-K, the information contained in the Press Release shall not be deemed "Filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.      Financial Statements and Exhibits.

                (d)     Exhibits

                99.1.   Press Release of Zumiez Inc., dated January 3, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ZUMIEZ INC.
                                        (Registrant)

Date: January 3, 2007                   By:/s/ Richard M. Brooks
                                           ---------------------

                                           Richard M. Brooks
                                           President and Chief Executive Officer